UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 3, 2005



                              ENGELHARD CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                     1-8142              22-1586002
       (State or other               (Commission         (I.R.S. Employer
jurisdiction of incorporation)       File Number)       Identification No.)

   101 Wood Avenue, Iselin, New Jersey                      08830
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (732) 205-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01 Entry into a Material Definitive Agreement.

Executive Officer Awards

     On February 3, 2005, the Compensation Committee of Engelhard Corporation (the "Company") approved incentive compensation awards consisting of long-term performance units ("LTPU's"), cash bonuses, stock options and restricted stock awards to executive officers in accordance with the Engelhard Incentive Compensation Plan for Key Employees (the "Plan"). There is no formal written plan document, and a summary of the Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.

     The LTPU's have been granted as performance units under the Company's 2002 Long Term Incentive Plan, a copy of which was filed with the Company's Proxy Statement dated March 28, 2002. The performance period for the LTPU's will begin on January 1, 2005 and end on December 31, 2007. The value of each LTPU, initially set at $1 per LTPU, will increase or decrease based on the performance of the Company in relation to the LTPU performance metrics, as set forth in the form of award agreement attached hereto as Exhibit 10.2 and incorporated herein by reference. An aggregate of 1,700,707 LTPU's have been awarded to executive officers, including the following awards made to executive officers listed in the Company's Proxy Statement dated March 30, 2004: Barry W. Perry - 1,000,000; Michael A. Sperduto -171,893; Arthur A. Dornbusch, II -170,063; and John C. Hess
- 83,310.

     The Compensation Committee also awarded an aggregate of $2,975,008 in annual cash bonuses to executive officers, including the following awards to executive officers listed in the Company's Proxy Statement dated March 30, 2004:
Barry W. Perry - $1,760,000; Michael A. Sperduto - $330,000; Arthur A. Dornbusch, II - $265,000; and John C. Hess - $215,000.

     In addition, the Compensation Committee granted stock options and restricted stock awards under the Company's 2002 Long Term Incentive Plan. The forms of Stock Option Agreement and Restricted Share Unit Agreement were filed as Exhibits 10(b) and 10(c), respectively to the Company's Form 10-Q for the quarterly period ended June 30, 2004.

Board Compensation

     On February 3, 2005, the Board of Directors, based on a recommendation of the Compensation Committee, (i) increased the annual retainer paid to each non-employee director from $40,000 to $50,000, (ii) increased the additional fee payable to each non-employee director for each board or committee meeting attended from $1,350 to $1,500 and (iii) increased the retainer paid to the chairman of the audit and compensation committees from $5,000 to $10,000 and from $5,000 to $7,500 for all other committee chairmen. In accordance with the Company's Deferred Stock Plan for Non-employee Directors, the increase in annual retainer will result in an increase in each non-employee director's annual deferred stock value from $16,000 to $20,000.


Employment Agreement Amendment

     On February 3, 2005, the Company and Mr. Barry W. Perry entered into an amendment of Mr. Perry's employment agreement. The amendment provides that effective as of January 1, 2004, in lieu of the provisions of his existing employment agreement which provide for annual payment of up to $10,000 reimbursement for financial planning, legal, tax planning and similar services and $25,000 for life insurance in lieu of any death benefit or survivors' coverage other than that generally available to all executives, the Company will pay Mr. Perry $100,000 per year to be used by Mr. Perry for financial planning, legal, tax planning and similar services or for life insurance in lieu of any death benefit or survivors' coverage other than that generally available to all executives, to be allocated as determined by Mr. Perry. In the amendment, Mr. Perry also agreed that if, during the term of his employment with the Company or within two years thereafter, without the Company's consent, he accepts employment or renders services to any identified competitor of the Company, he would promptly pay to the Company, in cash, an amount equal to the value assigned, on the date of its grant, by the Company to the Company's last grant of restricted stock. A copy of the amendment is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

The following are filed as exhibits to this report:

10.1 Summary of Management Incentive Plan

10.2 Form of LTPU award letter under the Engelhard Corporation 2002 Long Term Incentive Plan.

10.3 Amendment to Employment Agreement for Barry W. Perry, dated as of February 3, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           ENGELHARD CORPORATION
                                   ------------------------------------
                                                (Registrant)



Date:  February 3, 2005                /s/ Michael A. Sperduto
       -----------------------     ------------------------------------
                                       Name: Michael A. Sperduto
                                       Title: Vice President and
                                              Chief Financial Officer

                                                                    Exhibit 10.1

            Summary of Incentive Compensation Plan for Key Employees

     Engelhard Corporation's incentive compensation plan for key employees integrates incentive compensation vehicles (including cash bonus award, restricted stock, stock options and long-term performance units) to link total compensation for the participant with the performance of Engelhard and/or the applicable business unit and the individual. Restricted stock, stock option and long term performance unit awards are granted under a shareholder approved long term incentive plan. The plan facilitates clarity of performance expectations and encourages the identification and commitment to exceptional results.

     Overall incentive pools are established consisting of cash, restricted stock and stock options. The level of the pool generated for Engelhard overall and each business group depends upon that group's actual performance against targets established at the beginning of each year (which, for executive officers, is based on Engelhard's earnings per share). The pools are determined by a formula based on the base salary of each eligible employee in the pool, the actual performance of Engelhard and/or its business units against specific predetermined levels of earnings targets. A threshold level is established for each pool below which incentives will not normally be paid to that pool. Engelhard's Compensation Committee may adjust these pools up or down in its sole discretion. Once each group's pool is established, individual performance based awards are made based on the individual's performance and the performance of the group. In addition, through awards of long term performance units, eligible plan participants have the opportunity to earn additional cost compensation contingent upon the attainment of cumulative three-year weighted performance objectives. The initial grant is based upon a percentage of base salary, which varies depending on band level. Forms of the agreements used for restricted stock, stock option and long term performance unit awards have been filed as exhibits to Engelhard's filings with the Securities and Exchange Commission.

                                                                    Exhibit 10.2


                              ENGELHARD CORPORATION
                           LONG TERM PERFORMANCE UNIT
                                    AGREEMENT


     THIS AGREEMENT, dated as of __________, 200 , between Engelhard Corporation (the "Company"), a Delaware corporation, and _______________ (the "Employee").

     WHEREAS, the following award has been granted to the Employee as a "performance unit" pursuant to Section 5(f) of the Company's 2002 Long Term Incentive Plan (the "Plan");

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, the parties hereto agree as follows.

     Award of LTPUs. Pursuant to the provisions of the Plan, the terms of which are incorporated herein by reference, the Employee is hereby awarded ______________ Long Term Performance Units (the "LTPUs"), subject to the terms and conditions of the Plan and those herein set forth. The LTPUs are granted as of __________, 200 (the "Date of Grant"). Capitalized terms used herein and not defined shall have the meanings set forth in the Plan. In the event of any conflict between this Agreement and the Plan, the Plan shall control.

     Performance Period. The Performance Period for the LTPUs will begin on January 1, 200 and end on December 31, 200 .

     LTPU Value. Subject to Section 4 below, the value of each vested LTPU will be paid to the Employee in cash within a reasonable time, as determined by the Committee, following the end of the Performance Period. The value of each LTPU will initially be set at $1 per LTPU. The value of the LTPUs will increase or decrease, based on the performance of the Company in relation to the LTPU performance metrics, as set forth in Annex A hereto. The maximum value of a LTPU will be $2 and the minimum value will be zero.

     Forfeiture of LTPU. Except as otherwise provided below, (i) the LTPUs will vest on the last day of the Performance Period, and (ii) in order to be entitled to a payment of the value, if any, of an LTPU, the Employee must remain continuously employed by the Company from the Date of Grant through the last day of the Performance Period. If the Employee's employment with the Company terminates prior to the end of the Performance Period, the LTPUs shall be forfeited and the Employee shall not be entitled to any payment in respect of the LTPUs; provided, however, that if the Employee's employment with the Company terminates by reason of (i) the Employee's disability (i.e., commencement of payment of long-term disability benefits to the Employee under the Company's Long-Term Disability Plan), (ii) the Employee's retirement (i.e., commencement, within sixty days after termination, of payment of pension benefits to the Employee under the Company's Retirement Income Plan), (iii) the Employee's death, or (iv) other termination of employment by action of the Company or a Subsidiary, other than discharge by reason of willful violation of the rules of the Company or instructions of superiors, then, in any such case described in clauses (i) through (iv) above, the Employee shall retain a pro rata portion of the LTPU, computed by multiplying the number of LTPUs subject to this award (as set forth above) by a fraction, the numerator of which is the number of full months of the Employee's continuous employment with the Company from the Date of Grant through the date of termination of employment (the date of commencement of salary continuation in the case of a termination resulting in salary continuation payments under the Company's salary continuation plan) and the denominator of which is 36. The portion of the LTPU retained by the Employee, if any, following termination of employment will be paid at the same time and be based on the same value as other LTPUs awarded for the same Performance Period.

     Change of Control. In the event of a Change of Control, all performance criteria and other conditions to payment of the LTPUs will be deemed to be achieved and the LTPUs will be vested in full, the LTPUs will each be valued at $2, and such value will be paid in cash at the time of consummation of the Change of Control.

     Extraordinary Events. The Committee is authorized to make adjustments in the terms and conditions of, and in the criteria and performance objectives included in, this Agreement in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations or accounting principles.

     Withholding. Amounts payable hereunder shall be reduced by any amount of federal, state or local taxes of any kind required by law to be withheld from such payments.

     References. References herein to rights and obligations of the Employee shall apply, where appropriate, to the Employee's legal representative or estate without regard to whether specific reference to such legal representative or estate is contained in a particular provision of this Agreement.

     Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of:

If to the Company:

Engelhard Corporation
              101 Wood Avenue
              Iselin, New Jersey 08830-0770

Attn.: __________________________

If to the Employee:

At the Employee's most recent address shown on the Company's corporate records, or at any other address which the Employee may specify in a notice delivered to the Company in the manner set forth herein.

     Further Assurances. The Employee agrees to perform all acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement.

     Counterparts. For convenience, this Agreement may be executed in any number of identical counterparts, each of which shall be deemed a complete original in itself and may be introduced in evidence or used for any other purposes without the production of any other counterparts.

     Not Compensation for Benefit Plans. No amount payable hereunder shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of its employees unless the Company shall determine otherwise.

     Compliance with Section 409A. It is intended that the LTPUs will comply with Section 409A of the Code and any regulations and guidelines issued thereunder, and this Agreement and the Plan shall be interpreted on a basis consistent with such intent. The Plan and this Agreement may be amended in any respect deemed necessary (including retroactively) by the Board in order to preserve compliance with Section 409A of the Code.


     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                               ENGELHARD CORPORATION





                               By:__________________________

                               Title:_________________________





                               ______________________________
                                             Employee

                                                                         Annex A

      Performance Metrics for Performance Period Commencing January 1, 200


METRIC(1)                                    Threshold(2)         Target(3)         Maximum(4)      Weighting
-----------------------------------------------------------------------------------------------------------------
Earnings Per Share Growth Rate
(excluding special items(5))
-----------------------------------------------------------------------------------------------------------------
       Return on Capital
-----------------------------------------------------------------------------------------------------------------
 Free Cash Flow (after dividends)
-----------------------------------------------------------------------------------------------------------------
  Increase in Revenues (technology
         segments plus A/O)
-----------------------------------------------------------------------------------------------------------------
 Operating Margins (technology segments
   plus A/O, excluding exchange rate,
       energy, substrates and PGM)
-----------------------------------------------------------------------------------------------------------------


----------

1 All metrics will be based upon the figures reflected in the Company's Operating Report to Management, except that Earnings Per Share Growth Rate will be measured against the figures contained in the Company's Report to Directors.

2    Below this level the LTPU unit value will be -0-.

3    At this level, the LTPU unit value will be $1.00.

4    At/above this level the LTPU unit value will be $2.00.

5 "Special items" will mean certain transactions related to charges and credits included in operating earnings that are substantially independent of the current revenue and earnings cycle of a business. These charges/credits will be:

     o    Restructuring costs

     o    Exit costs

     o    Asset impairments

     o    Litigation settlements

     o Other items deemed important to an understanding of the company's ongoing profitability

         NOTE: For performance between Threshold and Target, the LTPU unit value will be equal to $1.00 multiplied by fraction, the numerator of which is the excess of actual performance level over Threshold performance level and the denominator of which is the excess of Target performance level over Threshold performance level. For performance between Target and Maximum, the LTPU unit value will be equal to $1.00 plus an amount equal to $1.00 multiplied by a fraction, the numerator of which is the excess of actual performance level over Target performance level and the denominator of which is the excess of Maximum performance level over Target performance level.

                                                                    Exhibit 10.3


                       AMENDMENT TO EMPLOYMENT AGREEMENT


     This Agreement is made by and between Engelhard Corporation, a Delaware corporation with its principal offices at 101 Wood Avenue, Iselin, New Jersey 08830-0770 (hereinafter referred to as the "Company"), and Barry W. Perry (hereinafter referred to as the "Employee").

     WHEREAS, the Company and the Employee entered into an Employment Agreement dated August 2, 2001, as amended on February 13, 2002 (the "Employment Agreement"); and

     WHEREAS, the Company and the Employee desire to amend the Employment Agreement, as set forth herein;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Employee hereby agree as follows:

     1. Effective on and after January 1, 2004, (a) Paragraphs 4(c)(iii) and
(iv) of the Employment Agreement are deleted and (b) the Company shall pay the Employee $100,000 per year to be used by the Employee for financial planning, legal, tax planning and similar services or for life insurance, as determined by the Employee. Subject to the $100,000 overall limit set forth above, the life insurance shall be in an amount and structure determined by the Employee and shall be in lieu of any death benefit or survivors' coverage other than that generally available to all executives.

     2. In consideration for any grant of restricted stock, restricted stock units and stock bonus awards to the Employee after the date hereof (such awards granted after the date hereof are collectively referred to herein as the "Restricted Stock"), the following restrictive covenant will apply with respect to such Restricted Stock and such restrictive covenant shall be in addition to the obligations of the Employee under Paragraph 3 of the Employment Agreement and the remedies of the Company for any breach of those obligations set forth therein. In the event that the Employee, during his employment with the Company or for a period of two years after termination of such employment for any reason, in any manner, directly or indirectly, without the express prior written consent of the Company, accepts employment with, or renders any service in any capacity to, a Competitor or affiliate of a Competitor, then the Employee shall promptly pay to the Company, in cash, an amount equal to the value assigned, on the date of its grant, by the Company to its last grant of such Restricted Stock. For purposes hereof, "Competitor" shall mean Air Products and Chemicals, Inc., Corning Incorporated, E.I. DuPont de Nemours and Company, FMC Corporation, Honeywell International Inc., IMC Global, Inc., Lyondell Chemical Company, OM Group, Inc., PPG Industries, Inc., Rohm and Haas Company, and Dow Chemical Company.

     3. This Agreement shall be deemed to be made under, and construed in accordance with, the laws of the State of New Jersey, without giving effect to the principles of conflict of laws thereof.

     4. Except as amended herein, the Employment Agreement shall continue in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, the parties have signed this Agreement as of the 3rd day of February, 2005.



                                 ENGELHARD CORPORATION



                                 By:  /s/ Marion Antonini

                                 Marion Antonini
                                 Chair of the Compensation
                                 Committee of the Board of Directors

                                 By:  /s/ Barry W. Perry

                                 Barry W. Perry